UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

648 Broadway, Suite 200

New York, NY 10012

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 15, 2022, Creatd, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with five accredited investors resulting in the raise of $800,000 in gross proceeds to the Company. Pursuant to the terms of the Purchase Agreement, the Company agreed to sell in a registered direct offering (the “Offering”) an aggregate of 4,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). In a concurrent private placement, the Company issued to such investors warrants to purchase up to 4,000,000 shares of Common Stock, representing 100% of the shares of common stock purchased in the Offering (the “Warrants”). The Warrants and the shares of common stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering is expected to close on or about September 19, 2022, subject to the satisfaction of customary closing conditions as set forth in the Purchase Agreement. The Company expects the gross proceeds from the Offering to be $800,000, before deducting Offering expenses, which will be used for general corporate purposes, including working capital.

The shares of Common Stock were offered and sold by the Company pursuant to a prospectus supplement, which will be filed with the Securities and Exchange Commission (the “Commission”), in connection with a takedown from the Company’s effective shelf registration statement on Form S-3, which was filed with the Commission on November 25, 2020 and subsequently declared effective on April 23, 2021 (File No. 333-250982) (the “Shelf Registration Statement”).

The Warrants are immediately exercisable for a term of five years until September 15, 2027. The Warrants are exercisable at an exercise price of $0.20, subject to adjustment upon certain events. The Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock. The shares underlying the Warrants are to be registered within 10 trading days of the date of the Purchase Agreement.

The representations and warranties contained in the Purchase Agreement were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of the Purchase Agreement and in the context of the specific relationship between the parties. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Purchase Agreement. The Purchase Agreement is not intended for investors and the public to obtain factual information about the current state of affairs of the parties.

Restructuring Agreement

On September 15, 2022, in connection with the Offering, the Company entered into an agreement with the holders (the “Holders”) of certain of the Company’s previously issued securities (the “Restructuring Agreement”).

The Restructuring Agreement, among other things, modified certain provisions of the following securities of the Company:

(i)	Original Issue Discount Senior Convertible Debentures Issued on May 31, 2022 (the “May 2022 Debentures”);

(ii)	Original Issue Discount Senior Convertible Debentures Issued on July 25, 2022 (the “July 2022 Debentures” and, together with the May 2022 Debentures, the “Debentures”);

(iii)	Common Stock Purchase Warrants issued on February 28, 2022 (the “February 2022 Warrants”);

(iv)	Common Stock Purchase Warrants issued on March 9, 2022 (the “March 2022 Warrants”);

(v)	Series C Common Stock Purchase Warrants issued on May 31, 2022 (the “Series C Warrants”);

(vi)	Series D Common Stock Purchase Warrants issued on May 31, 2022 (the “Series D Warrants”);

(vii)	Series E Common Stock Purchase Warrants issued on July 25, 2022 (the “Series E Warrants”);

(viii)	Series F Common Stock Purchase Warrants issued on July 25, 2022 (the “Series F Warrants” and, together with the February 2022 Warrants, the March 2022 Warrants, Series C Warrants, Series D Warrants and Series E Warrants, the “Restructured Warrants”);

Pursuant to the Restructuring Agreement, the Company and the Holders agreed to, among other things, to (i) reduce the conversion price of the Debentures down to $0.20, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock; (ii) reduce the exercise price of the Restructured Warrants down to $0.20, subject to adjustment for subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock; (iii) extend the maturity dates for the Debentures to March 31, 2023; (iv) permit the Company’s contemplated rights offering to proceed, provided that the per share offering price in the rights offering is not less than $0.20; and (v) require that the Company’s cash burn rate not exceed $600,000 per month; provided, however, that with the prior written consent of a majority in interest of the Holders, such permitted monthly burn rate can be increased by $150,000, provided such additional amount is used for marketing purposes.

Additionally, in connection with the Restructuring Agreement, (i) the Company entered into a Registration Rights Agreement (“Registration Rights Agreement”), providing for the filing of a registration statement covering the Restructured Warrants and shares underlying the Warrants by not later than 10 trading days after the date of the Registration Rights Agreement or the earliest practical date on which the Company is permitted by Commission guidance to file such registration statement; (ii) the Company and its subsidiaries entered into a Security Agreement (the “Security Agreement”), whereby the Company granted a first priority security interest in all of their respective assets to the Holders and (iii) the subsidiaries of the Company delivered a guarantee (the “Guarantee”) in favor of the Holders whereby each such subsidiary guaranteed the full payment and performance of all obligations of the Company pursuant to the Debentures.

Each of our directors and officers have entered into lock-up agreements (the “Lock-up Agreements”) in favor of the Holders, whereby they have agreed not to offer, sell, agree to sell, directly or indirectly, or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock without the prior written consent of the Holders for a period of 180 days after the date of the Restructuring Agreement. The Lock-up Agreements provide limited exceptions and their restrictions may be waived at any time by the Holders.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Purchase Agreement, the Warrants, and the Registration Rights Agreement and the Guarantee and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the forms of Purchase Agreement, the Warrants, the Registration Rights Agreement, the Restructuring Agreement, the Security Agreement, the Guarantee, and Lock-up Agreement the forms of which are attached as Exhibits 10.1, 4.9, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Warrants, and the Common Stock underlying the Warrants were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and Rule 506 promulgated thereunder. The Company is relying on this exemption from registration for private placements based in part on the representations made by Investors, including representations with respect to each Investor’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each Investor’s investment intent.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Original Issue Discount Senior Convertible Debentures Issued on May 31, 2022 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Commission on June 3, 2022)
4.2	Original Issue Discount Senior Convertible Debentures Issued on July 25, 2022 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Commission on July 29, 2022)
4.3	Common Stock Purchase Warrants issued on February 28, 2022 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Commission on March 3, 2022)
4.4	Common Stock Purchase Warrants issued on March 9, 2022 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Commission on March 9, 2022)
4.5	Series C Common Stock Purchase Warrants issued on May 31, 2022 (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Commission on June 3, 2022)
4.6	Series D Common Stock Purchase Warrants issued on May 31, 2022 (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed with the Commission on June 3, 2022)
4.7	Series E Common Stock Purchase Warrants issued on July 25, 2022 incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Commission on July 29, 2022)
4.8	Series F Common Stock Purchase Warrants issued on July 25, 2022 incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed with the Commission on July 29, 2022)
4.9	Form of Common Stock Purchase Warrant
5.1	Opinion of Lucosky Brookman LLP
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Restructuring Agreement
10.4	Form of Security Agreement
10.5	Form of Subsidiary Guarantee
10.6	Form of Lock-up Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: September 19, 2022	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

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